                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (date of earliest event reported): February 1, 2001

                             GRACE DEVELOPMENT, INC.
               (Exact Name of Registrant as Specified in Charter)

           Colorado                    0-25582                84-1110469
  (State or Other Jurisdiction   (Commission File No.)       (IRS Employer
       of Incorporation)                                  Identification No.)

                              1690 Chantilly Drive
                             Atlanta, Georgia 30324
               (Address of Principal Executive Offices) (Zip Code)

                                 (678) 222-3030
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former Name or Former Address, if changed since last report)

                                       1

Item 4.     Changes in Registrant's Certifying Accountants

     On February 1, 2001, Habif, Arogeti & Wynne, LLP ("HAW") informed Grace
Development, Inc. (the "Company") that HAW resigned as the Company's principal independent public accountant. HAW had served as the Company's principal independent public accountant since November 2, 1999.

     HAW's report on the financial statements of the registrant for the fiscal year ended December 31, 1999 did not contain any adverse opinion or disclaimer of opinion and was not qualified or modified as to audit scope or accounting principles.

     In connection with the Company's preparation of its Quarterly Report on
Form 10-Q for the quarter ended March 31, 2000, certain disagreements arose with
HAW with respect to several matters. The Company and HAW were unable to resolve the disagreements, and HAW ceased its review of the Quarterly Report. As a result, the Quarterly Report on Form 10-Q for the quarter ended March 31, 2000, and those for each of the quarters ended June 30, 2000 and September 30, 2000, were filed without HAW's review of the consolidated financial statements included therein.

     HAW has advised the Company that it disagrees in certain respects with the matters set forth above. Specifically, it is HAW's view that the Company did not adequately respond to HAW's concerns related to Quarterly Report on Form 10-Q for the quarter ended March 31, 2000. Among those concerns was whether a
"going-concern" qualification should be included in the Quarterly Report, and whether the financial statements included therein contained mathematical and other errors. Finally, it is HAW's position that they were instructed by the
Company not to complete their review of the Quarterly Report on Form 10-Q for the quarter ended March 31, 2000, and were instructed not to perform reviews for each of the Quarterly Reports on Form 10-Q for the quarters ended June 30, 2000 and September 30, 2000.

     The Company requested that HAW furnish it with a letter addressed to the
Securities and Exchange Commission stating whether it agrees with the above statements. A copy of such letter is attached hereto.

     The Company has not engaged a successor independent accountant. The Company has authorized HAW to respond fully to any inquiries of the successor accountant.

Item 7.     Financial Statements and Exhibits

(c) Exhibits

16.1  Habif, Arogeti & Wynne, LLP letter of resignation as principal independent accountants dated January 31, 2001.

16.2  Habif, Arogeti & Wynn, LLP letter stating agreement with matters stated
      herein dated February 23, 2001.

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                                                 SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 GRACE DEVELOPMENT, INC.
                                                 (Registrant)

                                                 /s/ James M. Blanchard
                                                    ----------------------
                                                     James M. Blanchard
                                                     President

Date: February 21, 2001